UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

April 13, 2026

Date of Report (Date of Earliest Event Reported)

Bloomia Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-13471	41-1656308
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5000 West 36th Street, Suite 220,
Minneapolis, Minnesota	55416
(Address of Principal Executive Offices)	(Zip Code)

(763) 392-6200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TULP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter):

☐   Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01. Entry into Material Definitive Agreement.

Second Amendment to Bridge Loan Agreement

As previously disclosed in a Form 8-K filed by Bloomia Holdings, Inc. (the “Company”) with the Securities and Exchange Commission (“SEC”) on February 26, 2024, in connection with the Company’s acquisition of Bloomia B.V. through the Company’s majority owned subsidiary, Tulp 24.1, LLC (the “U.S. Subsidiary”), and Tulipa Acquisitie Holding B.V. dba Bloomia (the “Dutch Subsidiary”, together with the U.S. Subsidiary, the “Borrowers”), the Borrowers, as part of the closing consideration, entered into that certain Bridge Loan Agreement dated February 22, 2024 (the “Bridge Loan Agreement”), by and among the Borrowers, Botman Bloembollen B.V. (“Botman”), Mr. W.J. Jansen, an individual (“Jansen”), and Mr. H.J. Strengers, an individual (“Strengers” and, together with Botman and Jansen, collectively, the “Lenders”), pursuant to which the Lenders made loans to the Borrowers in the original aggregate principal amount of $12,750,275 (the “Bridge Loan”). The Company has provided an unsecured guaranty of the obligations of the Borrowers under the Bridge Loan.

As previously disclosed in a Form 8-K filed with the SEC on January 23, 2026, on January 19, 2026, the Borrowers and the Lenders entered into that certain First Amendment to Bridge Loan Agreement (“First Amendment”) pursuant to which, among other things, provided the Borrowers the right to prepay the Bridge Loan in full at a discount in the aggregate amount of $7,330,000 (the “Discounted Prepayment Amount”) at any time prior to April 15, 2026 (the “Discounted Prepayment”) without any interest, indemnity, penalty, or premium due in respect of such Discount Prepayment, provided that as a condition to and effective upon the Borrowers making the Discounted Prepayment, the Borrowers release the Lenders from any and all (potential or actual) liability in respect of (a) the Warranties (as defined in the Share Purchase Agreement dated February 21, 2024 (the “SPA”) between the Borrowers and the Lenders) as well as (b) the Indemnities (as defined in the SPA) specified in Clause 11.1 of the SPA, in each case to the extent such liabilities remain outstanding as of the date the Borrowers make the Discounted Prepayment (collectively, the “Release of Claims”).

On April 15, 2026, the Borrowers and the Lenders entered into that certain Second Amendment to Bridge Loan Agreement (“Second Amendment”) pursuant to which, among things, the Discounted Prepayment terms were modified as follows:

(a)	In order to be eligible for the Discounted Prepayment , the Borrowers are required to make an initial payment of at least $4,800,000 towards the Discounted Prepayment Amount by April 15, 2026 (the amount of such payment, the “Initial Discounted Prepayment Amount”).
(b)	Any portion of the Discounted Prepayment Amount not paid by April 15, 2026 (such amount, the “Discounted Prepayment Balance”) shall, commencing April 16, 2026, accrue interest at the rate of 12% per annum (the “Interim Interest”).
(c)	The Borrowers shall have until May 27, 2026 to pay the Discounted Prepayment Balance and all accrued and unpaid Interim Interest in full (with any portion of the Discounted Prepayment Balance, if any, not paid by May 27, 2026 being referred to as the “Unpaid Discounted Prepayment Balance”).
(d)	If the Borrowers do not pay the Discounted Prepayment Balance and all accrued and unpaid Interim Interest in full on or before May 27, 2026, then the total remaining outstanding balance of the Bridge Loan shall be revised to equal an amount (the “Reduced Balance”) calculated as (x) $15,097,053 (being the full balance of the Bridge Loan as of April 15, 2026), multiplied by (y) Unpaid Discounted Prepayment Balance Ratio, where “Unpaid Discounted Prepayment Balance Ratio” means an amount equal to the quotient of (i) the Unpaid Discounted Prepayment Balance divided by (ii) the Discounted Prepayment Amount.
(e)	The Reduced Balance (if any) shall, commencing effective as of April 16, 2026, accrue interest in accordance with Section 6 of the Bridge Loan Agreement and shall, from and after May 27, 2026, be payable in accordance with the original terms of the Bridge Loan.

(f)	The Release of Claims shall be effective as of the Borrowers’ payment of the Initial Discounted Prepayment Amount.

On April 15, 2026, the Borrowers made an Initial Discounted Prepayment Amount payment of $4,900,000.

A copy of the Bridge Loan Agreement is attached as Exhibit 10.1 to the Form 8-K filed by the Company on February 26, 2024, a copy of the First Amendment is attached as Exhibit 10.1 to the Form 8-K filed by the Company on January 23, 2026, and a copy of the Second Amendment is attached hereto as Exhibit 10.1. The foregoing description of the Bridge Loan Agreement, the First Amendment, and the Second Amendment does not purport to be complete and is subject to, and qualified by, the full text of the Bridge Loan Agreement, the First Amendment, and the Second Amendment, respectively.

Unsecured Promissory Note

On April 13, 2026, the Company entered into an unsecured Promissory Note (the “Note”), dated April 1, 2026, with Gary Kohler (the “Note Lender”), pursuant to which the Note Lender loaned the Company the principal amount of $1,000,000. Proceeds from the Note were used towards payment of the Initial Discounted Prepayment Amount as described under “Second Amendment to Bridge Loan Agreement” above.

The principal amount of the Note bears interest at a fixed rate of 11.5% per annum, which increases to 14.5% if there is an event of default under the Note (with the Note containing customary events of default for a promissory note of this type). The Note is scheduled to mature on March 31, 2029, at which time all principal and accrued and unpaid interest is due and payable in full. The Company has the right to prepay the Note in whole or in part at any time without penalty. Amounts paid or prepaid under the Note may not be reborrowed by the Company. No closing or origination fees are payable to the Note Lender.

A copy of the Note is attached hereto as Exhibit 10.2. The foregoing description of the Note does not purport to be complete and is subject to, and qualified by, the full text of the Note.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures set forth in Item 1.01 above relating to the Second Amendment and the Note are incorporated into this Item 2.03 by reference

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description	Method of Filing
10.1	Second Amendment to Bridge Loan Agreement, dated April 15, 2026, by and among Botman Bloembollen B.V., W.J. Jansen, H.J. Strengers, TULP 24.1, LLC, and Tulipa Acquisitie Holding B.V. dba Bloomia	Filed Electronically

10.2	Promissory Note, dated April 1, 2026, made by Bloomia Holdings, Inc. in favor of Gary Kohler	Filed Electronically

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the inline XBRL document)	Filed Electronically

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOOMIA HOLDINGS, INC.

Dated: April 17, 2026	By	/s/ Elizabeth E. McShane
Elizabeth E. McShane
Chief Financial Officer

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